1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

D.C. 20549
__________________________
FORM
8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

of 1934
Date of Report (Date of earliest event reported):
January 27, 2022
__________________________
USCB FINANCIAL HOLDINGS, INC.
(Exact name of Registrant as Specified in Its Charter)

__________________________

Florida
001-41196
87-4070846
(State or Other Jurisdiction
of Incorporation)
(Commission File Number) (IRS Employer
Identification No.)
2301 N.W. 87th Avenue
,
Miami
,
Florida
33172
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone

Number, Including Area Code: (
305
)
715-5200

__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under
any of the following provisions:

☐
Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Class A common stock, $1.00 par value per share
USCB
The Nasdaq Stock Market LLC
Indicate by

check mark

whether the

registrant is

an emerging

growth company

as defined

in Rule

405 of

the Securities

Act of

1933
(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of

1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If

an

emerging

growth

company,

indicate

by

check

mark

if

the

registrant

has

elected

not

to

use

the

extended

transition

period

for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2022, USCB Financial

Holdings, Inc. (the “Company”), issued

a press release announcing its financial

results
for the fourth quarter ended December 31, 2021. A copy of the press release is furnished as Exhibit

99.1 to this Current Report on Form
8-K and is incorporated herein by reference.
The

information

in

this

Item

2.02,

including

Exhibit

99.1,

shall

not

be

deemed

“filed”

for

purposes

of

Section

18

of

the
Securities Exchange

Act of

1934, or

otherwise subject

to the

liability of

that section,

and shall

not be

deemed to

be incorporated

by
reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Securities Exchange Act of 1934 (the “Exchange
Act”).
Item 7.01 Regulation FD Disclosure.
As previously announced, at 9:00

a.m. ET on January 28, 2022, the

Company will hold an earnings conference

call to discuss
its financial performance for the quarter.

A copy of the slides forming the basis of the presentation is being furnished as Exhibit 99.2 to this Current Report

on Form 8-K

and is incorporated

herein by reference.

A copy of the

slides has also been

posted to the

Company’s
investor relations website, located at investors.uscenturybank.com
On January 24, 2022, the Board of Directors approved

a share repurchase program of up to 750,000 shares

of Class A common
stock. Under the repurchase

program, the Company

may purchase shares of Class

A common stock on

a discretionary basis from time
to

time

through open

market repurchases,

privately

negotiated

transactions,

or otherwise

in

compliance

with

Rule 10b-18

under

the
Exchange Act.

The extent

to which

the Company

repurchases its

shares of

Class A

Common Stock

and the

timing of such

purchases
will depend

upon market

conditions, regulatory

requirements, other

liquidity requirements

and priorities

and other

factors as

may be
considered in

the Company’s

sole discretion.

Repurchases may

also be made

pursuant to a

trading plan

under Rule 10b5-1

under the
Exchange Act, which would

permit shares to be

repurchased when the Company

might otherwise be precluded

from doing so because
of self-imposed

trading blackout

periods or

other regulatory

restrictions. The

repurchase program

has no

expiration date

and may

be
modified, suspended, or terminated at any time. Repurchases under this program will be funded from the Company’s

existing cash and
cash equivalents or future cash flow.
The information in this Item

7.01, including Exhibits 99.1 and

99.2, shall not be deemed “filed”

for purposes of Section 18 of
the Securities Exchange Act of 1934, or otherwise

subject to the liability of that section, and shall not be deemed to be incorporated by
reference into any filing under the Securities Act or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.

Description
99.1
USCB Financial Holdings, Inc. Press Release, dated January 27, 2022
99.2
Earnings Presentation, dated January 28, 2022

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
USCB Financial Holdings, Inc
By: /s/ Robert Anderson
Name: Robert Anderson
Title: Chief Financial Officer
Date: January 27, 2022